UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2024

SmartKem, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42115	85-1083654
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Manchester Technology Center, Hexagon Tower

Delaunays Road, Blackley

Manchester, M9 8GQ U.K.

(Address of principal executive offices, including zip code)

011-44-161-721-1514

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SMTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Option Grants

 On June 14, 2024, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of SmartKem, Inc. (the “Company”) approved equity compensation awards for the Company’s executive officers. The Compensation Committee approved an award of options (the “Options”) to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), in the following amounts: Ian Jenks, the Company’s Chief Executive Officer, was awarded Options to purchase 181,000 shares of Common Stock, Barbra Keck, the Company’s Chief Financial Officer, was awarded Options to purchase 100,000 shares of Common Stock, Simon Ogier, Ph.D., the Company’s Chief Technology Officer was awarded Options to purchase 49,000 shares of Common Stock and Beverley Brown, Ph.D., the Company’s Chief Scientist, was awarded Options to purchase 49,000 shares of Common Stock. The Options were granted in accordance with the terms of the Company’s 2021 Equity Incentive Plan and/or the UK Tax-Advantaged Sub-Plan (the “Plan”). The Options have an exercise price of $6.50, the closing price of the Common Stock on the Nasdaq Capital Market on June 14, 2024 and vested as to 25% upon grant with the remainder in equal monthly installments over three years, except that options to purchase 16,000 shares of Common Stock granted to Mr. Jenks vested immediately upon grant (the “Additional Options”). The Additional Options have an exercise price of $6.50, the closing price of the Common Stock on the Nasdaq Capital Market on June 14, 2024.

Uplisting Bonuses

On June 14, 2024, the Compensation Committee approved the payment of cash bonuses to Mr. Jenks and Ms. Keck in amounts equal to $26,767 and $45,000, respectively, in light of their significant contributions to the uplisting of the Common Stock to the Nasdaq Capital Market.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTKEM, INC.

Dated: June 17, 2024	By:	/s/ Barbra C. Keck
Barbra C. Keck
Chief Financial Officer